INVESTMENTS	12 Months Ended
Dec. 31, 2017
INVESTMENTS
INVESTMENTS
7. INVESTMENTS

Travice Inc.

In April 2014, the Company acquired series B preferred shares of Travice Inc. through its formerly wholly owned subsidiary Elite Plus Developments Limited (“Elite Plus”). Travice Inc. was a private company which developed and operates the Kuaidi mobile taxi and car calling service. The series B preferred shares acquired represented 8.4% of the then outstanding share capital of Travice Inc. Concurrently, Travice Inc. also issued warrants to the Company to purchase additional 4,684,074 series C preferred shares of Travice Inc. The total consideration given for series B preferred shares and warrants was RMB154,251,500 (US$25,000,000). The series B preferred shares are not in substance common stock. The cost method was applied to account for the investment as the equity securities received were not considered as debt or equity securities that have readily determinable fair values. Furthermore, the warrants to purchase series C preferred shares do not meet the definition of a derivative as the contractual terms do not provide for net settlement and the underlying shares are an investment in a private company.

On January 27, 2015, the Company waived its rights under the warrants to purchase 4,684,074 series C preferred shares of Travice Inc. and received RMB18,409,199 (US$3,000,000) in exchange for the waiver of the warrants. The gain of RMB16,869,935 (US$2,749,158) arising from this transaction was recorded as a gain from waiver of warrants in the consolidated statement of comprehensive income for the year ended December 31, 2015. The cost basis of the warrant was correspondingly eliminated from the carrying value of investments.

In February 2015, Travice Inc. was merged with and into Xiaoju Science and Technology Limited, which developed and operates the Didi mobile taxi and car hailing service. After the completion of such merger, the Company’s investment in Travice Inc. was exchanged to a minority stake in the surviving company Xiaoju Kuaizhi Inc.

On June 2, 2015, the Company entered a definitive agreement, pursuant to which the Company transferred its 100% equity interest in Elite Plus to Eagle Legend Global Limited, an independent third party, for gross proceeds of RMB983,621,925 (US$160,875,000). The transaction was closed on June 24, 2015. The gain of RMB803,059,728 (US$131,352,744) arising from this transaction after deducting related transaction costs of RMB29,193,869 (US$4,773,098) was recorded as a gain from sale of cost method investment within non-operating income.

The transactions were originally denominated in U.S dollars and therefore, translations from U.S. dollar to RMB were calculated at the exchange rates prevailing on the transaction dates.

Ningbo eHi Ruiji

In November 2017, Ningbo Haichao Investment Management Services Co., Ltd. (“Ningbo Haichao”), a wholly owned subsidiary of the Company, as the Limited Partner, and an independent third party Yinzhou Ningyituiji Investment Management Co., Ltd. (“Yinzhou Ningyituiji”), as the General Partner, entered into a partnership agreement in relation to the establishment and management of Ningbo eHi Ruiji Equity Investment LLP (“Ningbo eHi Ruiji”). Ningbo eHi Ruiji would be established in the PRC as a limited partnership for the purpose of equity investment, investment management and investment consulting.

Pursuant to the Partnership Agreement, the total capital commitment to Ningbo eHi Ruiji by May 1, 2047 is expected to be RMB60,000,000, of which RMB59,990,000 is to be contributed by Ningbo Haichao and RMB10,000 is to be contributed by Yinzhou Ningyituiji. Ningbo eHi Ruiji would be managed by Yinzhou Ningyituiji. As of December 31, 2017, Ningbo Haichao made cash contribution of RMB10,800,000 to Ningbo eHi Ruiji. Ningbo eHi Ruiji did not have business operations in year 2017.